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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 4, 1999

                            TransMontaigne Inc.
           (Exact Name of Registrant as Specified in its Charter)

Delaware                      001-11763                06-1052062
(State or Other            (Commission File            (IRS Employer
Jurisdiction of                Number                  Identification
Incorporation)                                         Number)

                           370 Seventeenth Street
                                 Suite 2750
                              Denver, CO 80202
                  (Address of Principal Executive Office)

     Registrant's telephone number, including area code: (303) 626-8200

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Item 5. Other Events

     On May 4, 1999, TransMontaigne Inc. filed the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

          (c) Exhibits

              Exhibit No.                    Description

                 99.1            Press release dated May 4, 1999.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TransMontaigne Inc.,

                                        By: /s/ Harold R. Logan, Jr.
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                                           Harold R. Logan, Jr.
                                           Executive Vice President
May 4, 1999